SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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[  ] Soliciting Material Pursuant to §240.14a-12

THE MONARCH CEMENT COMPANY
 (Name of Registrant as Specified In Its Charter)

__________________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

(April 13, 2011)

The 2011 Annual Meeting of the Stockholders of The Monarch Cement Company, a Kansas corporation, will be held Wednesday, April 13, 2011, at 2:00 p.m., CDT, at the Company’s corporate offices, 449 1200 Street, Humboldt, Kansas 66748, for the following purposes:

1.	To elect three directors to serve until the annual meeting of the stockholders of the Company in 2014;

2.	To consider and act on an advisory proposal to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement;

3.	To hold an advisory vote on the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers; and

4.	To transact any other business which may properly come before the meeting; including adjourning the meeting from time to time.

The Board of Directors has fixed the close of business on February 16, 2011 as the record date for the determination of the stockholders entitled to notice of and to vote at the meeting.  Only stockholders of record at that time will be entitled to vote at the meeting, or any adjournment thereof.

Regardless of the number of shares you own, and whether or not you plan to attend the annual meeting, it is important that your shares be represented.  The Board of Directors therefore solicits you to sign and date the enclosed proxy and mail it promptly in the enclosed postage-paid return envelope.  Your proxy may be revoked at any time before it is exercised.

The Monarch Cement Company

Debra P. Roe, CPA
Assistant Secretary
Humboldt, Kansas
March 16, 2011

IMPORTANT NOTICE regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on April 13, 2011:
The Company’s Proxy Statement, 2010 Annual Report, Form 10-K and other proxy materials are available free of charge on the Company’s website at www.monarchcement.com under the “SEC Filings” tab.

The Monarch Cement Company
449 1200 Street, P.O. Box 1000, Humboldt, KS 66748-0900
Phone: 620-473-2222 Fax: 620-473-2447

P R O X Y
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Walter H. Wulf, Jr., Robert M. Kissick and Byron K. Radcliff as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote all of the shares of Capital Stock and Class B Capital Stock of The Monarch Cement Company held of record by the undersigned on February 16, 2011 at the annual meeting of stockholders to be held on April 13, 2011, or any adjournment or adjournments thereof, as fully and with the same effect as the undersigned might or could do if personally present, with respect to the following business proposed by the Company to be conducted at the meeting:

1.	Election of Directors:	FOR all nominees listed below (except as marked to the contrary below) [ ]	WITHHOLD AUTHORITY to vote for all nominees listed below [ ]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE’S NAME IN THE LIST BELOW.)

David L. Deffner              Gayle C. McMillen              Richard N. Nixon

2.	Approval of the Compensation of the Company’s named executive officers as disclosed in the proxy statement: FOR [ ] AGAINST [ ] ABSTAIN [ ]

3.	Frequency of Future Non-Binding Advisory Votes on the compensation of the Company’s named executive officers: 3 YEARS [ ] 2 YEARS [ ] 1 YEAR [ ] ABSTAIN [ ]

4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

A majority of said Proxies, or their substitutes, present and acting at said meeting, or any adjournment thereof (or if only one be present and acting, that one) shall have and may exercise all of the powers of all of said Proxies.  This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ABOVE-NAMED NOMINEES, FOR PROPOSAL 2 AND FOR A FREQUENCY OF 3 YEARS for future non-binding advisory votes on the compensation of the Company’s named executive officers.  The undersigned hereby ratifies and confirms all that said Proxies, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof and acknowledges receipt of the notice of said meeting and the Proxy Statement accompanying it.

PLEASE SIGN EXACTLY AS NAME APPEARS.
When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
_________________________________________ Signature

Dated___________________________, 2011.	_________________________________________ Signature if held jointly

Please mark, sign, date and return this proxy promptly using the enclosed envelope.

The Monarch Cement Company
P.O. Box 1000, Humboldt, Kansas 66748-0900

Proxy Statement for the Annual Meeting of Stockholders
(2:00 p.m., April 13, 2011)

General Information

The enclosed proxy is being solicited on behalf of the Board of Directors of The Monarch Cement Company and all expenses of the solicitation will be borne by the Company.  In addition to solicitation by mail, a number of regular employees may solicit proxies in person or by telephone.  The Company does not expect to pay any compensation for the solicitation of proxies.  The proxy may be revoked at any time before it is exercised by giving written notice to the Secretary of the Company.  Stockholders sharing the same address are provided only one proxy statement and annual report unless the Company has been notified that separate copies are desired.  Stockholders sharing addresses who wish to receive a separate proxy statement or annual report should contact the Company in writing at P.O. Box 1000, Humboldt, Kansas 66748 or call 620-473-2222 to make their request.  The Company will act in accordance with your wishes.  The enclosed proxy and this Proxy Statement were first sent or given to the holders of Monarch stock on or about March 16, 2011.

The record date with respect to this solicitation is February 16, 2011 and only holders of Capital Stock and/or Class B Capital Stock of the Company as of the close of business on that date are entitled to vote, either in person or by proxy, at the meeting.  At the close of business on that date 2,537,928 shares of Capital Stock and 1,475,090 shares of Class B Capital Stock were issued and outstanding.  Holders of Capital Stock are entitled to one vote per share standing in their names on the record date.  Holders of Class B Capital Stock are entitled to ten votes per share standing in their names on the record date.

Directors are elected by a plurality (a number greater than those cast for any other candidates) of the votes cast, in person or by proxy, by the stockholders entitled to vote at the annual meeting for that purpose. The advisory vote on the frequency of future stockholder advisory votes on the compensation of our executive officers also will be determined by a plurality of the votes cast, in person or by proxy, by the stockholders entitled to vote at the annual meeting for that purpose.  The affirmative vote of the holders of a majority of the votes of the Company’s stock entitled to vote at the annual meeting is required for the approval of such other matters as properly may come before the annual meeting or any adjournment thereof.  A stockholder entitled to vote at the meeting can withhold authority to vote for all nominees for director or can withhold authority to vote for certain nominees for director.

If you hold shares of the Company’s stock directly as the shareholder of record and you give your proxy, your shares will be voted in accordance with your instructions.  However, if you are the shareholder of record and you give your proxy without providing voting instructions, your proxy will be voted in accordance with the recommendation of our board of directors (that is, “FOR” the election of each nominee for director named in this proxy statement, “FOR” approval of compensation of the Company’s named executive officers as disclosed in this proxy statement, and for a frequency of “3 YEARS” on the frequency of stockholder advisory votes for the compensation of the Company’s named executive officers).

If your shares of the Company’s stock are held in street name through a broker, they will be voted in accordance with the voting instructions that you provide. If you do not provide voting instructions, your broker is only permitted to vote your shares on proposals that are considered routine under rules of the New York Stock Exchange.  As a result of recent amendments to those rules, the election of directors, the approval of compensation of our named executive officers as disclosed in this proxy statement and the advisory vote on the frequency of future stockholder advisory votes on the compensation of our executive officers would not be considered to be routine.  Therefore, if your shares are held in street name and you do not give instructions to your broker, your shares will not be voted with respect to those matters at the meeting.  This would be a "broker non-vote”, which occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.
  1.

Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business.  Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

To the knowledge of the Company, there are no special arrangements or understandings between any of the directors and officers other than each of them acting solely in their capacity as such.

Proposal 1:  Election of Directors

The Board of Directors is divided into three classes.  Class I is comprised of three directors and Classes II and III are each comprised of four directors.  At each annual meeting of stockholders, one class of directors is elected for a three-year term.

The three directors to be elected at the forthcoming annual meeting of stockholders will serve as directors in Class I of the Board of Directors.  Their term of office will commence upon election and will continue until the 2014 annual meeting of stockholders and until their successors are elected and qualified.

The Board of Directors, acting as the nominating committee, has selected the nominees for directors.  Shares represented by a proxy given pursuant to this solicitation will be voted in favor of the nominees listed below.  Each nominee is currently a member of Class I of the Board of Directors.  If any of such nominees should unexpectedly become unavailable for election, the shares represented by the proxy will be voted for such substituted nominee or nominees as the Board of Directors may name.  Each of the nominees hereinafter named is considered an independent director and has indicated his willingness to serve if elected.  It is not anticipated that any of them will become unavailable for election.  The names of the nominees are as follows:

David L. Deffner            Gayle C. McMillen            Richard N. Nixon

The Board of Directors recommends that you vote FOR the election of each of the three nominees named above as directors in Class I of the Board of Directors.

Nomination of Directors

The Board of Directors performs the functions of a nominating committee and selects all nominees for election at stockholder meetings.  The Company does not have a separate charter with respect to the nomination of directors.  The Board of Directors does not believe a separate nominating committee is necessary as the Company is not currently required to have a separate committee and the full Board of Directors desires to participate in the discussions regarding the structure, qualifications and needs of the Board.  The members of the Board of Directors who participate in the nomination process are Messrs Jack R. Callahan, Ronald E. Callaway, David L. Deffner, Robert M. Kissick, Gayle C. McMillen, Richard N. Nixon, Byron J. Radcliff, Byron K. Radcliff, Michael R. Wachter, Walter H. Wulf, Jr. and Walter H. Wulf, III.  Applying the definition of the term “independent” in the Nasdaq Global Market’s listing standards, Messrs Jack R. Callahan, Ronald E. Callaway, David L. Deffner, Gayle C. McMillen, Richard N. Nixon and Michael R. Wachter are independent, and Messrs Robert M. Kissick, Byron J. Radcliff, Byron K. Radcliff, Walter H. Wulf, Jr. and Walter H. Wulf, III are not independent.
  2.

The identification and selection of director nominees is made by the members of the Board in consultation with one another.  The Board has not established specific minimum qualifications for nominees, but does evaluate prospective nominees for directors based on their perceived character, judgment, independence, financial or business acumen, diversity of experience, ability to represent and act on behalf of all stockholders, as well as the needs of the Board of Directors.  Other than the diversity of experience of our directors, the Board did not consider diversity in the selection of the director nominees for this annual meeting.  The Board of Directors does not have a policy concerning the consideration of director candidates recommended by stockholders, as no director candidates have been recommended by stockholders in recent years.  Any stockholder of the corporation entitled to vote for the election of directors at the annual meeting may make a nomination at the meeting, provided timely notice is given in writing to the secretary of the corporation.  To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the corporation not less than one hundred twenty (120) days nor more than one hundred fifty (150) days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary date, notice by the stockholder to be timely must be so delivered and received not earlier than the 150th day before such annual meeting and not later than the close of business on the later of the 120th day before such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made.  Such stockholder’s notice to the secretary shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and, if known, residence address of the proposed nominee, (ii) the principal occupation or employment of the proposed nominee, (iii) the number of shares of stock of the corporation which are owned of record and beneficially by the proposed nominee and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and (b) as to the stockholder giving the notice (i) the name and record address of the stockholder and (ii) the class and number of shares of capital stock of the corporation which are owned by the stockholder.  The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as director of the corporation.  If it is determined that a nomination does not satisfy the nomination requirements, the defective nomination shall be disregarded.  The Company has not received notice of any such proposed nominee.

Communications with Directors

The Board of Directors does not have a formal process by which stockholders may send communications to the full Board of Directors or individual directors, but stockholders can mail communications to the Board or individual members at the Company’s offices at P.O. Box 1000, Humboldt, Kansas 66748-0900, to the attention of the Chief Financial Officer.  The Chief Financial Officer will forward such communications to the Board or the specific Director.  Stockholders are also permitted to communicate with the Board of Directors at the Company’s annual meeting of stockholders. The Board is of the view that this process is sufficient for allowing stockholders to communicate with the Board.

The Company does not currently have a formal policy regarding directors’ attendance at the annual meeting of stockholders, but historically all members of the Board have attended such meetings.  All members of the Board attended the 2010 annual meeting of stockholders.
  3.

Information Concerning Nominees for Election to Board of Directors
and Directors Continuing in Office

		Present	Principal			Family
		Position	Occupation			Relationship
		with	Last	Director	Term	between
Name	Age	Company	Five Years	Since	Expires	Directors and Officers
NOMINEES
C L A S S I:
David L. Deffner	60	Director	Director of Music,	1997	2014*	None
			Davis Community Church
			Davis, California

Gayle C. McMillen	61	Director	Retired, formerly instrumental	1999	2014*	None
			music teacher; Music
			Coordinator, Trinity United
			Methodist Church (June 2005
			to present); Adjunct Professor,
			Kansas Wesleyan Univ.,
			Salina, Kansas (Aug.
			2006 to present)

Richard N. Nixon	69	Director	Retired, formerly Partner in	1990	2014*	None
			law firm of Stinson Morrison
			Hecker LLP Kansas City,
			Missouri

DIRECTORS CONTINUING IN OFFICE
C L A S S II:
Byron J. Radcliff	54	Director	Rancher	1976	2012	Son of Byron K. Radcliff,
						Vice Chairman, Secretary,
						Treasurer and Director

Michael R. Wachter	50	Director	Vice President,	1994	2012	None
			Director of Operations,
			Civil Engineer,
			Concrete Technology Corp.
			(a precast/prestressed
			concrete producer)
			Tacoma, Washington

Walter H. Wulf, Jr.	66	Chairman	Position with Company	1971	2012	Father of Walter H. Wulf, III,
		of the Board,				Director
		President and
		Director

Walter H. Wulf, III	37	Director	District Sales Manager,	2001	2012	Son of Walter H. Wulf, Jr.,
			General Motors Corporation			Chairman of the Board,
						President and Director

*Assumes that the nominee is re-elected. Current term expires at this annual meeting.

  4.

Information Concerning Nominees for Election to Board of Directors
and Directors Continuing in Office (continued)

		Present	Principal			Family
		Position	Occupation			Relationship
		with	Last	Director	Term	between
Name	Age	Company	Five Years	Since	Expires	Directors and Officers
DIRECTORS CONTINUING IN OFFICE
C L A S S III:
Jack R. Callahan	79	Director	Retired, formerly	1980	2013	None
			President, The Monarch
			Cement Company

Ronald E. Callaway	75	Director	Retired, formerly	1990	2013	None
			Feed yard manager

Robert M. Kissick	74	Vice President	Retired, formerly	1972	2013	None
		and Director	President, Hydraulic
			Power Systems, Inc.
			(manufacturer of
			construction equipment).
			Chairman of the Board,
			Hydraulic Power Systems, Inc.

Byron K. Radcliff	73	Vice Chairman,	Owner/Manager,	1960	2013	Father of Byron J. Radcliff,
		Secretary,	Radcliff Ranch (9,000 acres)			Director
		Treasurer	Dexter, Kansas
		and Director

There is no arrangement or understanding between any director and any other person pursuant to which such director was selected as a director.

  5.

Specific Experience, Qualifications, Attributes and Skills of Our Directors and Nominees

The Board of Directors is made up of eleven individuals, nine of whom are descendants of five families who invested in and have guided our Company for over 60 years.  Two of these five families’ ownerships date back to the purchase of the bankrupt Monarch Portland Cement Company and its reorganization as The Monarch Cement Company in 1913.  The descendants of these five families continue to own a significant share of the outstanding stock of the Company.  In addition to their familiarity of the cement business through their long history of interaction with and oversight of the Company, they bring diverse backgrounds to the Board.  The Company has two additional directors that are not descendants of these long-time stockholders:  Mr. Callahan, retired President of the Company; and Mr. Nixon, retired Partner in the law firm of Stinson Morrison Hecker LLP.

For each member of our Board (including each person nominated for election as a director at the annual meeting), we have described below the specific experience, qualifications, attributes and skills that led to the conclusion that such person should serve on the Board.

Ronald E. Callaway. Mr. Callaway’s experience as a feed lot manager in central Kansas gives us insight into the western Kansas market area and the agricultural segment of our customer base.  His many years of managerial experience include personnel supervision, purchasing oversight and risk management responsibilities.  These skills, when combined with his wealth of experience and knowledge of the Company, make Mr. Callaway an important contributor to the Company’s Board of Directors.

David L. Deffner. Mr. Deffner, who has been a director since 1997, lives on the West Coast.  Although this is not part of our market area, it gives us a different perspective of political climate and views, particularly in the areas of climate change and employee benefits.  His business experience includes personnel supervision, budgeting and property management as a professional music director.

Robert M. Kissick. Mr. Kissick’s background in the manufacturing of construction equipment gives him the ability to analyze our production processes and proposed equipment purchases and the risks associated with various courses of action.  As the former principal of a construction equipment company, his business experiences are quite extensive and include personnel supervision, purchasing oversight, capital structuring, banking relations, budgeting and establishment of overall corporate strategy.

Gayle C. McMillen. Mr. McMillen’s expertise is primarily in the area of personnel.  His involvement throughout the years in a variety of professional organizations in addition to his many years as a music director have resulted in his very strong personnel supervision skills, budgeting skills and the insight to cope with precarious decisions.  He has also shown the ability to learn about our manufacturing processes and to ask astute questions prompting discussions of alternative options and the risks associated therewith.

Byron J. (B.J.) Radcliff. Mr. B.J. Radcliff has a unique combination of mechanical expertise and the ability to analyze the timing and scope of our capital budget.  His personal experiences include personnel supervision, budgeting (particularly in the area of capital expenditures), the selection of large equipment (both mobile and stationary) and purchasing oversight.  He also has a wealth of knowledge about the Company as a result of his and his father’s years of service on the Board.  He is a well-read individual, keeping abreast of current events that could have an effect on the future operations of our Company and bringing applicable issues to the attention of the Board.

6.

Byron K. (Kent) Radcliff. As a member of our Board for the past 50 years, Mr. Kent Radcliff has a thorough understanding of our total company operations.  The historical insight he provides is helpful as we evaluate our current operations, potential acquisitions and overall corporate strategy.  He has many years of experience in personnel supervision, banking relations and risk management as a result of managing his ranch and other business ventures.  He keeps current on pending regulations in both the Kansas and Federal legislatures, particularly in the areas of environmental issues and greenhouse gases.  His participation in professional and civic organizations adds to the skills and experiences he brings to the Board.

Michael L. Wachter.  Mr. Wachter is a civil engineer working in the precast concrete industry.  He has managed a union labor force, directing all plant/production operations including purchasing, shipping, maintenance and capital improvements.  His knowledge and experience in the precast industry directly correlates to our largest subsidiary.  His exceptional qualifications, abilities and judgment are an asset to the Board.

Walter H. Wulf, Jr.  Mr. Wulf began working in the plant as a teenager during summer vacations.  After college, he served in the U.S. Army, attaining the rank of Captain.  Following a tour of duty in Viet Nam, Mr. Wulf returned to the Company as a salesman and later became Vice President.  He is currently serving as the Company’s President and Chairman of the Board.  Through his leadership role and his personal and family’s financial investment in the Company, Mr. Wulf has a vested interest in, and is dually committed to, the Company’s success.  Although he is knowledgeable in all areas of the Company’s operations, his strengths are in customer relations, pricing, marketing, environmental regulations and equity investments.  Mr. Wulf has enhanced his skills and experiences through participation in many professional and civic boards and committees.

Walter H. Wulf, III.  In addition to his “growing up in the industry” with his maternal and paternal great grandfathers’, his grandfather’s and his father’s involvement in the day-to-day operations of the business, Mr. Wulf, III gained experience outside of our industry in his positions as Area Service Manager and District Sales Manager for General Motors.  These positions provide him insight into the operation, maintenance and replacement of the Company’s fleet of approximately 250 vehicles (primarily ready-mixed concrete trucks) and various pieces of mobile equipment, including forklifts and loaders.  Furthermore, as a result of his extensive training and experience with General Motors, Mr. Wulf, III has developed personnel supervisory, compensation analysis, budgeting and risk assessment skills that are beneficial to the long-term interest of our stockholders.

Jack R. Callahan. Mr. Callahan has an integral understanding of our corporate-wide operations through the experience and knowledge he gained during his 40 years of employment with the Company.  He began his career as a salesman and served 17 years as President of the Company, retiring in 1997.  Mr. Callahan is currently serving on the Audit Committee and provides a good independent review of our financial statements and internal controls.

Richard N. Nixon.  Mr. Nixon has a Master of Accounting degree and practiced law in corporate finance for over 40 years until his retirement at the end of 2009.  His understanding of the affect of Board decisions on the financial statements prompts in-depth discussions of the pros and cons of various courses of action.  Mr. Nixon has the experience and skill sets to provide exceptional insight and judgment relative to corporate governance, corporate strategy, budgeting, banking, administrative functions and risk management.

7.

	INFORMATION CONCERNING EXECUTIVE OFFICERS

					Family
		Present	Term	Principal	Relationship
		Position	of	Occupation	between
		with	Office	Last	Directors
Name	Age	Company	Began	Five Years	and Officers

Walter H. Wulf, Jr.	66	Chairman of the Board	2001	Position	Father of Walter H. Wulf, III,
		President	1997	with	Director
		Director	1971	Company

*Robert M. Kissick	74	Vice President	1980	See page	None
		Director	1972	5 of this
				Proxy
				Statement

*Byron K. Radcliff	73	Vice Chairman of the Board	2001	See page	Father of Byron J. Radcliff,
		Secretary	1999	5 of this	Director
		Treasurer	1976	Proxy
		Director	1960	Statement

Debra P. Roe	55	Chief Financial Officer	2003	Position	None
		Assistant Secretary-Treasurer	1998	with
				Company

Rick E. Rush	58	Vice President	2001	Position	None
				with
				Company

N. Joan Perez	71	Vice President-Sales	2005	Position	None
				with
				Company

Harvey D. Buckley	61	Vice President-Cement Mfg.	2006	Position	None
				with
				Company

* Not actively involved in the daily affairs of the Company.

There is no arrangement or understanding between any executive officer and any other person pursuant to which any of such executive officers have been selected to their respective positions.

  8.

Board Leadership Structure and Role in Risk Oversight

The Company is led by Walter H. Wulf, Jr., who serves as both Chief Executive Officer and Chairman of the Board.  The Company does not have a member of the Board of Directors who is formally identified as the lead independent director.

Our board leadership structure has proven to be effective for the Company, and we believe that having a combined Chief Executive Officer and Chairman of the Board provides the right form of leadership for us.  Although we have a single leader for the Company, the active participation and input of the other members of the Board in overseeing the Company’s business ensures that our Chief Executive Officer and Chairman of the Board does not lead alone.

It is management’s responsibility to assess and manage the Company’s exposure to risk; however, the Board of Directors takes the lead in establishing guidelines and policies that govern the process.  As needed, the Board of Directors also requests and obtains from management any information that the Board considers relevant to the management of risk.  We believe that our directors provide effective oversight of the risk management function.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth those known to the Company to be beneficial owners of more than five percent of any class of the Company’s securities as of February 1, 2011 (except as otherwise noted):

Name and Address of Beneficial Owner	Capital Stock Beneficially Owned	Percentage of Capital Stock Beneficially Owned	Class B Capital Stock Beneficially Owned	Percentage of Class B Capital Stock Beneficially Owned	Percentage of Capital Stock and Class B Capital Stock Beneficially Owned

Byron K. Radcliff
P.O. Box 100
Dexter, KS 67038

Walter H. Wulf, Jr.
700 Wulf Drive
Humboldt, KS 66748

Wellington Management
     Company, LLP (e)
280 Congress Street
Boston, MA 02210

Royce & Associates, LLC (f)
745 Fifth Avenue
New York, NY  10151
	200,560 (a) 173,102 (c) 234,408 (e) 145,603 (f)	7.90% 6.82% 9.24% 5.74%	211,960 (b) 178,942 (d) -- --	14.37% 12.13% -- --	10.28% 8.77% 5.84% 3.63%

(a)
Includes 199,760 shares held by Grantor Retained Annuity Trusts established by Mr. Radcliff and of which he is trustee and 800 shares held by Mr. Radcliff’s wife. Mr. Radcliff disclaims beneficial ownership of the 800 shares owned by is wife.

(b)	Held by a Grantor Retained Annuity Trust established by Mr. Radcliff and of which he is trustee.

(c)
Includes (i) 8,310 shares held by Walter H. Wulf, Jr. individually, (ii) 1,900 shares held by Mr. Wulf’s wife, (iii) 25,000 shares held in a trust, of which Mr. Wulf is trustee, for his benefit, (iv) 50,000 shares held in two trusts, of which Mr. Wulf is trustee, for the respective benefit of Mr. Wulf’s two sisters, (v) 40,300 shares held in Walter H. Wulf Company, LLC of which Mr. Wulf is manager, for the benefit of Mr. Wulf, his two sisters and their children, (vi) 4,000 shares held in the Walter H. Wulf and May L. Wulf Charitable Foundation, of which Mr. Wulf is trustee, and (vii) 43,592 shares (all of which are pledged as security) held in Wulf General, LLC, of which Mr. Wulf is manager, for the benefit of Mr. Wulf and his two sisters.  Mr. Wulf disclaims beneficial ownership of the 1,900 shares owned by his wife and the 50,000 shares held in two trusts for the respective benefit of Mr. Wulf's two sisters.

9.

(d)
Includes (i) 13,950 shares by Walter H. Wulf, Jr. individually (of which 10,850 shares are pledged as security), (ii) 500 shares held jointly by Mr. Wulf and his wife, (iii) 1,900 shares held by Mr. Wulf's wife, (iv) 25,000 shares held in a trust, of which Mr. Wulf is trustee, for his benefit, (v) 50,000 shares held in two trusts, of which Mr. Wulf is trustee for the respective benefit of Mr. Wulf's two sisters, and (vi) 87,592 shares held in Wulf General, LLC, of which Mr. Wulf is manager, for the benefit of Mr. Wulf and his two sisters.  Mr. Wulf disclaims beneficial ownership of the 1,900 shares owned by his wife and the 50,000 shares held in two trusts for the respective benefit of Mr. Wulf's two sisters.

(e)
The information provided is based solely on the Schedule 13G filed with the SEC on February 14, 2011, which indicates that Wellington Management Company, LLP is an investment adviser and that, in such capacity, it may be deemed to beneficially own 234,408 shares held by its clients as of December 31, 2010.  This Schedule 13G discloses that the reporting entity has sole voting power over no shares, shared voting power over 174,908 shares, sole dispositive power over no shares and shared dispositive power over 234,408 shares.

(f)
The information provided is based solely on the Schedule 13G filed with the SEC on January 18, 2011, which indicates that Royce & Associates, LLC is an investment adviser and may be deemed to beneficially own 145,603 shares as of December 31, 2010.  This Schedule 13G discloses that the reporting entity has both sole voting power and sole dispositive power over all 145,603 shares.

The security ownership of directors and executive officers of the Company as of February 1, 2011 is as shown in the following table.  As of February 1, 2011, there were 2,537,928 shares of Capital Stock and 1,475,090 shares of Class B Capital Stock issued and outstanding.

Name of Beneficial Owner	Capital Stock Beneficially Owned	Percentage of Capital Stock Beneficially Owned	Class B Capital Stock Beneficially Owned	Percentage of Class B Capital Stock Beneficially Owned	Percentage of Capital Stock and Class B Capital Stock Beneficially Owned
Jack R. Callahan	--	--	1,000 (1)	*	*
Ronald E. Callaway	12,636	*	13,337	*	*
David L. Deffner	8,450	*	16,463	1.12%	*
Robert M. Kissick	24,903 (2)	*	39,903 (3)	2.71%	1.62%
Gayle C. McMillen	40,220 (4)	1.58%	69,220 (5)	4.69%	2.73%
Richard N. Nixon	11,000	*	1,000	*	*
Byron J. Radcliff	4,050	*	1,000	*	*
Byron K. Radcliff	200,560 (6)	7.90%	211,960 (7)	14.37%	10.28%
Michael R. Wachter	1,600	*	500	*	*
Walter H. Wulf, Jr.	173,102 (8)	6.82%	178,942 (9)	12.13%	8.77%
Walter H. Wulf, III	3,700	*	3,700	*	*
Debra P. Roe	1,525 (1)	*	825 (1)	*	*
Rick E. Rush	50 (1)	*	--	--	*
N. Joan Perez	1,989	*	--	--	*
Harvey D. Buckley	100 (1)	*	--	--	*
All directors and executive officers as a group (15 persons)	483,885	19.07%	537,850	36.46%	25.46%

   * Less than 1%

(1)	Held jointly with the beneficial owner’s spouse.
(2)
Includes 3,528 shares held in trusts of which Robert M. Kissick is sole trustee and 21,375 shares held in a trust of which Mr. Kissick’s wife is sole trustee.  Mr. Kissick disclaims beneficial ownership of the 21,375 shares held in his wife’s trust.

(3)
Includes 6,428 shares held in trusts of which Robert M. Kissick is sole trustee and 33,475 shares held in a trust of which Mr. Kissick’ wife is sole trustee.  Mr. Kissick disclaims beneficial ownership of the 33,475 shares held in his wife’s trust.

(4)	Includes 20,110 shares held in Mr. McMillen’s trust and 20,110 shares held in his wife’s trust.
(5)	Includes 34,610 shares held in Mr. McMillen’s trust and 34,610 shares held in his wife’s trust.
(6)	See Footnote (a) to preceding Table.
(7)	See Footnote (b) to preceding Table.
(8)	See Footnote (c) to preceding Table.
(9)	See Footnote (d) to preceding Table.

10.

Executive Compensation

The following table summarizes the total compensation of the Principal Executive Officer, the Principal Financial Officer and the Company’s other executive officers whose total compensation exceeded $100,000 for the fiscal year ended December 31, 2010.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary	Bonus	Change in Pension Value and Nonqualified Deferred Compensation Earnings*	Total
Walter H. Wulf, Jr. Chairman of the Board and President (Principal Executive Officer)	2010 2009 2008	$241,545 235,725 229,320	$-0- -0- -0-	$ -0- 41,439 40,334	$241,545 277,164 269,654
Debra P. Roe Chief Financial Officer and Assistant Secretary-Treasurer (Principal Financial Officer)	2010 2009 2008	$181,350 174,150 158,925	$-0- -0- -0-	$30,990 30,383 27,819	$212,340 204,533 186,744
Rick E. Rush Vice President	2010 2009 2008	$181,350 174,150 158,925	$-0- -0- -0-	$44,018 39,516 28,561	$225,368 213,666 187,486
N. Joan Perez Vice President--Sales	2010 2009 2008	$114,000 111,600 102,600	$-0- -0- -0-	$ -0- -0- -0-	$114,000 111,600 102,600
Harvey D. Buckley Vice President--Cement Manufacturing	2010 2009 2008	$179,459 166,710 151,485	$-0- -0- -0-	$49,173 38,799 27,702	$228,632 205,509 179,187

*Consists of the aggregate change in the actuarial present value under the Company’s defined benefit retirement plan determined using interest rate and mortality rate assumptions consistent with those used in our consolidated financial statements.

Directors Byron K. Radcliff and Robert M. Kissick receive a monthly salary for their service as officers of the Company, although they are not active in the daily affairs of the Company.  None of our officers who are also directors receive any additional compensation for attending Board of Directors’ meetings or committee meetings.  All directors who are not officers, including those serving on the Audit Committee, currently receive $1,525 for attending each board or committee meeting. However, if it is necessary to hold more than one board meeting on the same date, or if the board meeting takes more than one day, only $1,525 is paid. Also, all directors are reimbursed for their actual travel expenses incurred in attending board meetings.  Compensation earned in 2010 by our directors for service on the Board and its committees is presented in the table below.

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)
Jack R. Callahan	$6,110	$ -0-*	$6,110*

Robert M. Kissick, Vice President	-0-	18,195**	-0-

Byron K. Radcliff, Vice Chairman, Secretary & Treasurer	-0-	18,195**	-0-

All other directors (Ronald E. Callaway, David L. Deffner,
Gayle C. McMillen, Richard N. Nixon, Byron J. Radcliff,
Michael R. Wachter, Walter H. Wulf, III)	4,620	-0-	4,620
_________________________
* Mr. Callahan receives a monthly retirement benefit, which benefit is provided under The Monarch Cement Company Retirement Plan for Staff Employees and is not provided to him for his service on the Board and its committees.
**Consists of the salary paid for services as an officer of the Company.

11.

The Board of Directors held three meetings during 2010.  Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and all committees of the Board on which he served during 2010.  The Board of Directors has an audit committee, but does not have a standing compensation or nominating committee, or other committee performing similar functions.  The Audit Committee held seven meetings in 2010.  See “Audit Committee Report” below for a discussion of the Audit Committee.

Defined Benefit Retirement Plan

The retirement plan available to salaried employees, including the persons named in the Summary Compensation Table above, is a defined benefit plan which provides for fixed benefits, after a specific number of years of service, for the remainder of the employee’s life.  The monthly retirement benefit (“Normal Retirement Benefit”) is computed by multiplying the employee’s years of service by one and six-tenths percent (1.6%) and multiplying this result by 1/60th of the employee’s last sixty calendar months of earnings or the employee’s highest five consecutive calendar years of earnings out of the last ten calendar years of service, whichever is greater; however, the maximum retirement benefit is limited to fifty percent (50%) of the average monthly earnings used in computing retirement benefits.  For the year 2010, the maximum annual compensation for determining retirement benefits is $245,000.  The normal retirement age at which retirement plan benefits become payable is age 65.  The earnings used for the purpose of determining the retirement plan benefits consists of annual compensation (salary) of the type disclosed in the Summary Compensation Table above.  Pension benefits under the retirement plan are not subject to any deduction for social security benefits or other offset amounts.  The Company does not grant additional years of credited service above the employee’s actual years of service.

Early retirement benefits are available to salaried employees who have attained the age of 55 and have at least 10 years of Credited Service immediately prior to termination.  The Normal Retirement Benefit, as described above, is reduced by 0.3% for each month the early retirement date precedes the employee’s 65th birthday.  Mr. Rush is eligible for a reduced early retirement benefit under this provision of the plan.  He would also be eligible for an unreduced early retirement benefit (Normal Retirement Benefit) in the event of a permanent shutdown of the plant, a layoff lasting more than two years, or a sale, merger or other disposition of The Monarch Cement Company.

The Plan also provides for unreduced early retirement benefits (Normal Retirement Benefits) to salaried employees who have at least 25 years of service with the Company.  Mr. Buckley and Ms. Roe are eligible for unreduced early retirement benefits under this provision of the plan.  Mr. Wulf has attained age 65 and is therefore eligible for normal retirement.  Ms. Perez is currently drawing a pension benefit of $3,584.70 per month as a result of attaining age 70½.

The table below shows the present value of accumulated benefits payable to each of the named executive officers in the Summary Compensation Table, including the number of years of service credited to each such named executive officer, under the plan determined using interest rate and mortality rate assumptions consistent with those used in our consolidated financial statements.

12.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Walter H. Wulf, Jr.	The Monarch Cement Company Retirement Plan for Staff Employees	39	$1,116,930	-0-
Debra P. Roe	The Monarch Cement Company Retirement Plan for Staff Employees	34	423,194	-0-
Rick E. Rush	The Monarch Cement Company Retirement Plan for Staff Employees	22	379,906	-0-
N. Joan Perez	The Monarch Cement Company Retirement Plan for Staff Employees	43	467,612	$17,486
Harvey D. Buckley	The Monarch Cement Company Retirement Plan for Staff Employees	39	573,069	-0-

Severance Pay Plan

On July 18, 1985 the Board of Directors of the Company adopted a Severance Pay Plan for Salaried Employees (the “Plan”).  The Plan is designed to recognize the past service of long-standing salaried employees and reduce their concerns, if any, if a change in control of the Company should occur.  The Plan provides that if employment of any “covered employee” is terminated for any reason other than death or disability within 24 months after a “change in control”, such employee is entitled to receive severance pay equal to the employee’s monthly salary times the number of full years that such employee has been employed by the Company.  The amount of the severance pay is subject to certain reductions where the employee is entitled to certain retirement benefits under the Company’s pension plan or where the severance pay is not fully deductible by the Company for federal income tax purposes.  A “covered employee” is any full-time salaried employee who has been employed for at least 10 years prior to the “change in control”.  A “change in control” means (i) any merger, consolidation or disposition of all or substantially all of the assets of Monarch, where such assets have a total gross fair market value equal to or more than 70% of all of the assets of Monarch immediately before such acquisition or (ii) the acquisition of shares of the voting stock of Monarch (other than any acquisition by Monarch) as a result of which any person or group of persons acting in concert acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or group) 30% or more of the outstanding voting stock of Monarch.  If there had been a change in control and termination of employment on December 31, 2010 the following persons would have been entitled to receive severance pay pursuant to the Plan as follows:  Mr. Wulf, $394,875; Ms. Roe, $516,800; Mr. Rush, $334,400; Ms. Perez, $204,250; and Mr. Buckley, $592,800.  These amounts are subject to reduction to the extent they are not fully deductible by the Company for federal income tax purposes and are payable as a lump sum by the Company.  The Plan also provides that any covered employee, who at the time of termination, has been employed on a full-time basis for 20 years or more, is entitled to receive the same life and health insurance generally made available by the Company to retired employees.  The Plan may be amended or terminated by the affirmative vote of at least two-thirds of the members of the full Board of Directors of the Company except that no amendment or termination may adversely affect any right of a covered employee who is employed by the Company at the time the Board of Directors has knowledge of any change in control or a proposal for any change in control.

13.

Compensation Discussion and Analysis

There currently is no compensation committee of the Board of Directors (or committee performing equivalent functions).  Accordingly, the Board of Directors itself has been responsible for the establishment of the general compensation policies of the Company and the specific compensation for executive officers.  In carrying out this responsibility, however, the Board of Directors has requested and considered the recommendations of the Executive Committee of the Board of Directors (consisting of Jack R. Callahan, Robert M. Kissick, Byron K. Radcliff and Walter H. Wulf, Jr.).  The Board believes that it has been able to perform the functions of a compensation committee relative to executive compensation, and therefore that a compensation committee of the Board was not necessary.

Nasdaq rules concerning the manner of establishing executive compensation changed during 2010 requiring independent director oversight of executive officer compensation.  Executive compensation has not been considered by the Company’s Board since Nasdaq released their new rules.  Although the Company is not subject to Nasdaq rules, they provide guidance as to “best practices” for the determination of executive compensation.  The Company intends to comply with Nasdaq’s executive compensation rules when executive compensation is considered at the next Board of Directors’ meeting.

Executive Compensation Policy

The objective of our executive compensation program is to attract and retain qualified individuals who provide the skills and leadership necessary to enable our company to achieve earnings growth and return on investment objectives, while maintaining a commitment to equal employment opportunity and affirmative action guidelines and practices.  The Board of Directors believes that the compensation of its executive officers, including Mr. Wulf, the Company’s President and Chief Executive Officer (CEO), should be influenced by the Company’s long-term profitability.  However, the Board does not attempt to establish a direct correlation between the Company’s profitability and executive compensation.

Executive Officer Compensation

Our compensation program has two principal components:

•	Base salary: Designed to compensate employee competitively relative to the market; and
•	Benefits: Designed to provide competitive benefits.

Base Salary.  The principal component of compensation for our executive officers is base salary, which is critical to the attraction and retention of qualified employees.  Each year, including 2010, the Executive Committee of the Board of Directors makes its recommendations to the Board of Directors as to the salaries for the Company’s executive officers.  These recommendations have been based on a salary adjustment percentage which the committee establishes to serve as a guideline in setting the compensation for all salaried employees of the Company.  The determination of this salary adjustment is based on the Executive Committee’s subjective assessment of the change in the cost of living and of the Company’s long-term profitability.  The application of the salary adjustment percentage to the salaries of the Company’s salaried employees results generally in the Company’s executive officers as a group, including the CEO, receiving the same percentage increase as the other salaried employees of the Company.  A subjective determination as to whether the individual salaried employee is performing satisfactorily is also made.  In April 2010 upon the recommendation of the Executive Committee, the Board of Directors approved an overall increase in compensation for salaried employees of 3.7%, although Mr. Buckley received slightly more than this 3.7% to reflect the assumption of increased job responsibilities.  These increases are reflective of, although not directly tied to, the Company’s performance in 2009.

14.

Benefits. All executive officers participate in our benefit programs.  We provide health and welfare benefits, including health coverage, disability insurance benefits and life insurance benefits.  In addition, our executive officers will be eligible for retirement benefits described above under “Defined Benefit Retirement Plan” and severance benefits under certain limited circumstances described above under “Severance Pay Plan”.  The severance benefits are designed, among other things, to provide for stability and continuity of management in the event of any actual or threatened change in control, to encourage the executives to remain in service after a change in control and ensure that the executives are able to devote their entire attention to maximizing stockholder value in the event of a change in control.  The Board has determined that the amounts payable under the agreements are necessary to achieve those objectives.  Collectively, the nature and amounts of the benefits we provide are subjectively determined and assist the Company in attracting and retaining qualified executive officers.

Compensation Committee Report

The Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of the SEC’s Regulation S-K.  Based on such review and discussions, the Board of Directors recommended that the Compensation Discussion and Analysis be included in this proxy statement.

the board of directors:	Jack R. Callahan	Ronald E. Callaway
	David L. Deffner	Robert M. Kissick
	Gayle C. McMillen	Richard N. Nixon
	Byron J. Radcliff	Byron K. Radcliff
	Michael R. Wachter	Walter H. Wulf, Jr.
Walter H. Wulf, III

Compensation Committee Interlocks and Insider Participation

There is no compensation committee of the Board of Directors, as the Board of Directors itself performs the functions of a compensation committee.  No officer who is not also a director, and no other person, participated in deliberations of the Board of Directors concerning executive officer compensation.  The members of the Board of Directors who are also executive officers are Robert M. Kissick, Byron K. Radcliff and Walter H. Wulf, Jr., and none of these persons has any interlocking relationships with any other entity which are required by the rules of the Securities and Exchange Commission to be reported in this Proxy Statement.

Related Party Transactions

On an annual basis, each executive officer, director and director nominee is obligated to complete a director and officer questionnaire which requires disclosure of any transactions with the Company in which the executive officer, director and director nominee, or any member of his or her immediate family, have a direct or indirect material interest.  Our Board of Directors would resolve any conflict of interest question involving our chief executive officer, and either our Board of Directors or our chief executive officer would resolve any conflict of interest issue involving any other officer or employee of the Company.  In each case, all transactions between the Company and our officers and directors will be on terms no more favorable to those related parties than the terms provided to independent third parties.

15.

Phillip G. Rush is President and a Director of the Company’s subsidiary, Tulsa Dynaspan, Inc.  He is the brother of the Company’s Vice President, Rick E. Rush.  The salary, bonus and other benefits provided to Phillip G. Rush during 2010 were comparable to those provided to other similarly situated employees of the Company and its subsidiaries, and totaled approximately $155,000.

Proposal 2:Advisory Vote on the Compensation
of the Company’s Named Executive Officers

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 requires that stockholders be given the opportunity to approve, on a non-binding basis, the compensation of the Company’s executive officers disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission.  As described in this proxy statement, the Company’s executive compensation programs are designed to attract and retain qualified individuals who provide the necessary skills and leadership to enable our Company to achieve earnings growth and return on investment objectives, while maintaining a commitment to equal employment opportunity and affirmative action guidelines and practices.

You are encouraged to read detailed information concerning our executive compensation policies and procedures disclosed in this proxy statement, including that found under the sections “Executive Compensation”, “Defined Benefit Retirement Plan”, “Severance Pay Plan”, and “Compensation Discussion and Analysis”.  The Board of Directors believes the policies and procedures as outlined therein are effective and that the compensation of our named executive officers reported in this proxy statement has contributed to the long-term success of our Company.

The Company seeks your advisory vote on the compensation of the Company’s named executive officers and asks that you support the compensation of the named executive officers in this proxy statement by voting in favor of this proposal.  This “say-on-pay” proposal gives you the opportunity to express your views on the compensation, policies and practices applicable to the Company’s named executive officers.  This say-on-pay vote is advisory and therefore is non-binding on the Company or the Board of Directors.  The Board of Directors will, however, review and consider the voting results when making future decisions regarding our executive compensation program.

The Board of Directors recommends that you vote FOR this proposal.

Proposal 3:  Advisory Vote on the  Frequency of Future Advisory Votes
on the Compensation of the Company’s Named Executive Officers

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 provides stockholders the opportunity to determine how frequently the Company should seek an advisory vote on the compensation of the Company’s named executive officers.  You are asked to vote on whether this advisory vote should occur every year, every two years or every three years.

After thorough consideration, the Board of Directors has determined that an advisory vote on executive compensation that occurs every three years is the most appropriate policy for the Company at this time and therefore recommends that you vote for a three year interval between advisory votes on executive compensation.

You may cast your vote on this proposal by choosing the option of three years, two years, one year, or you may abstain from voting.  This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Board of Directors; however, the Board will review the voting results and may in the future decide that it is in the best interest of the Company to conduct advisory votes on a more or less frequent basis.

16.

The Board of Directors recommends that you vote to conduct future advisory votes on executive compensation every THREE YEARS.

Independent Auditors

The Company’s Audit Committee of the Board of Directors has selected and retained BKD LLP (“BKD”) to examine its accounts and the accounts of its subsidiaries for the prior and current fiscal years.  It is anticipated that no representative of BKD will be present at the annual meeting of the stockholders and therefore no one from BKD will make a statement or be available to answer questions which may arise.

Audit Fees

The aggregate fees billed by BKD in 2009 for professional services rendered for the audit of the Company’s financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for the three-month, six-month and nine-month periods ended March 31, 2009, June 30, 2009 and September 30, 2009, respectively, were approximately $276,000.

The aggregate fees billed by BKD in 2010 for professional services rendered for the audit of the Company’s financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for the three-month, six-month and nine-month periods ended March 31, 2010, June 30, 2010 and September 30, 2010, respectively, were approximately $293,000.

Audit-Related Fees

The aggregate audit-related fees billed by BKD for services rendered to the Company for fiscal years ended December 31, 2009 and 2010, were approximately $48,000 and $28,000, respectively, and related primarily to additional audit work regarding new financial accounting standards and the audit of employee benefit plans in 2009, and to additional audit work regarding new financial accounting standards, response to an SEC comment letter and the audit of employee benefit plans in 2010.

Tax Fees

The aggregate tax fees billed by BKD for services rendered to the Company for fiscal years ended December 31, 2009 and 2010 were $-0- as BKD did not provide any tax services to the Company in either of these years.

All Other Fees

The aggregate fees billed by BKD for services rendered to the Company other than the services described above under “Audit Fees” for the fiscal years ended December 31, 2009 and 2010 were $-0- as BKD did not provide any other services to the Company not outlined above in either of these years.

17.

Pre-Approval Policy

The Audit Committee of the Company pre-approves with an engagement letter all audit and non-audit services performed by BKD.  One hundred percent (100%) of the non-audit services provided by BKD were pre-approved by the Audit Committee.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of BKD LLP.

Audit Committee Report

The Board of Directors has established the Company’s Audit Committee (the “committee”).  The committee operates under a written charter approved by the committee and adopted by the Company’s Board of Directors.  The committee’s charter is available on the Company’s website, www.monarchcement.com, under the “SEC Filings” tab.  The sole member of the committee, Jack R. Callahan, is independent as defined in the Nasdaq Global Market’s listing standards.  Based on his years of experience as the Company’s CEO and his financial sophistication, the Board of Directors has determined that Jack R. Callahan meets the SEC’s definition of an audit committee financial expert.

The Audit Committee assists the Board in fulfilling its responsibilities with respect to accounting and financial reporting practices and the scope and expense of audit and related services provided by external auditors.  The committee reviews and approves the hiring of audit personnel and evaluates the performance of the external auditors.  In fulfilling its responsibilities, the committee reviewed and discussed The Monarch Cement Company’s audited financial statements for the fiscal year ended December 31, 2010 with the Company’s management and independent auditors, BKD LLP (“BKD”).

The committee also discussed with BKD the matters required by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  In addition, the committee received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the audit committee concerning independence, and the Audit Committee discussed with the independent auditors that firm’ independence.  The committee also considered the non-audit services provided to it by the independent auditors and concluded that such services were compatible with maintaining their independence.

Based upon the reviews and discussions referred to above, the committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee

/s/ Jack R. Callahan
Jack R. Callahan

Deadline for Stockholder Proposals

It is anticipated that our 2012 annual meeting of stockholders will be held on April 11, 2012.  No stockholder proposal will be included in the Company’s proxy statement and form of proxy relating to our 2012 annual meeting of stockholders unless it complies with the proxy solicitation rules of the SEC and is received by the Company at P.O. Box 1000, Humboldt, Kansas 66748-0900 on or before November 18, 2011.

18.

Proxies solicited in connection with our 2012 annual meeting of stockholders will confer on the appointed proxies discretionary voting authority to vote on stockholder proposals that are not presented for inclusion in the proxy materials unless the proposing stockholder notifies the Company by January 30, 2012 that such proposal will be made at the meeting.

Financial Statements

The annual report of the Company containing financial statements for the year ended December 31, 2010 is enclosed with the Proxy Statement.  The Company’s Proxy Statement, 2010 Annual Report, Form 10-K and other proxy materials are also available free of charge on the Company’s website, www.monarchcement.com, under the “SEC Filings” tab.

Other Business

The proxy solicited confers discretionary authority with respect to the voting of the shares represented thereby on any other business that may properly come before the meeting, including adjournment of the meeting from time to time.  However, the Board of Directors has no knowledge of any other business which will be presented at the meeting and does not itself intend to present any such other business.

Section 16(a) Beneficial Ownership
 Reporting Compliance

The Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) generally requires the Company’s directors and executive officers, and persons who own more than 10% of a class of the Company’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership in the Company’s capital stock and other equity securities.  Securities and Exchange Commission regulations require directors, executive officers and greater than 10% stockholders to furnish the Company with copies of all Section 16(a) reports they file.  To the Company’s knowledge, based solely on review of copies of such reports and written representations that no other reports were required during the year ended December 31, 2010, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% shareholders were complied with.

19.